SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2010

                    CHINA VOICE HOLDING CORP.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)

     Nevada               000-53366               16-1680725
----------------         -----------         -------------------
(State or other          (Commission         (I.R.S. Employer
jurisdiction of          File Number)        Identification No.)
incorporation)

      327 Plaza Real, Suite 319, Boca Raton, Florida 33432
     -------------------------------------------------------
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (561) 394-2482

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     China Voice Holding Corp. (the "Company") was notified on February 5, 2010 that, effective January 29, 2010, the US Audit Practice of Jimmy CH Cheung & Co, the Company's independent registered public accounting firm ("JCHC"), merged with Baker Tilly Hong Kong Limited ("BTHK"). As of February 5, 2010, JCHC resigned as the independent registered public accounting firm of the Company and, with the approval of the Company's Board of Directors, BTHK was engaged as the Company's independent registered public accounting firm.

     The audit reports of JCHC on the financial statements of the Company as of and for the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or account principles.

     During the Company's two most recent fiscal years ended December 31, 2008 and 2007 and through February 3, 2010, the Company did not consult with BTHK on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, BTHK did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable even within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

     In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 2008 and 2007 and through the date of this Current Report, there were: (i) no disagreements between the Company and JCHC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of JCHC, would have caused JCHC to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided JCHC a copy of the disclosures in this Form 8-K and has requested that JCHC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not JCHC agrees with the Company's statements in this Item 4.01(a). A copy of the letter dated February 9, 2010, furnished by JCHC in response to that request is filed as
Exhibit 16.1 to this Form 8-K.

Item 9.01. FINANCIAL EXHIBITS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS.

Exhibit 16.1 - Letter regarding change in certifying accountant.

                           SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHINA VOICE HOLDING CORP.




                              By:  /s/ BILL BURBANK
                                 -------------------------------
                                   Bill Burbank, CEO

Dated: February 9, 2010